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                SUPPLEMENT TO THE PROSPECTUS
                    DATED APRIL 30, 1999
            NORTHWESTERN MUTUAL SERIES FUND, INC.


     Henry D. Cavanna, Managing Director of J.P. Morgan Investment, is solely responsible for the Growth and Income Stock Portfolio. Mr. Cavanna joined J.P. Morgan in 1971, and is a senior U.S. equity portfolio manager in the U.S. Equity and Balanced Accounts Group. He received his B.A. degree from Boston College and L.L.B. degree from the University of Pennsylvania. He also has primary responsibility for the Growth and Income Stock Fund of Mason Street Funds, Inc.



The date of this Prospectus Supplement is November 15, 1999.